                                                                  Exhibit 10.9.3

 THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE
  STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE
   WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND
            STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM

    THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ITS EXERCISE ARE
                     SUBJECT TO THE RESTRICTIONS ON TRANSFER
                     SET FORTH IN SECTION 6 OF THIS WARRANT

Date of Issuance: August __, 2006

                               BIOVEX GROUP, INC.

                          Common Stock Purchase Warrant

     BIOVEX GROUP, INC., a Delaware corporation whose principal office is located at 34 Commerce Way, Woburn, MA 01801, (the "Company"), for value received, hereby certifies that EUROPEAN VENTURE PARTNERS II ANNEX LIMITED, a public company with limited liability incorporated in Jersey under registered number 93146 whose registered office is at St. Paul's Gate, New Street, St. Helier, Jersey JE4 8ZB, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time following the closing of an initial firm commitment underwritten public offering of the Company's Common Stock (the "IPO") and before 5:00 p.m. (Boston time) on the Termination Date (as defined below), up to the number of shares of Common Stock, $0.0001 par value per share, of the Company ("Common Stock") determined as set forth below, at a purchase price of $0.0001 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. This Warrant is issued by the Company in connection with the transactions contemplated by a Sub-Lease dated August __, 2006 among the Company, BioVex Limited, a wholly-owned subsidiary of the Company, and Venture Leasing (UK) Annex Limited, a wholly-owned subsidiary of the Registered Holder. The Company is simultaneously issuing to the Registered Holder a Series D Preferred Stock Purchase Warrant (the "Series D Warrant").

     Upon exercise of this Warrant and subject to adjustment as set forth herein, the Registered Holder shall be entitled to purchase up to an aggregate number of shares of Common Stock equal to $574,200, divided by the initial public offering price per share of Common Stock sold in the IPO.

LONDON 181981v4

     Notwithstanding the foregoing, in the event that the IPO has not closed by 5:00 p.m. (Boston time) on December 31, 2006, this Warrant shall terminate and thereafter be void and of no further force or effect and the Series D Warrant shall be operative.

     For purposes hereof, "Termination Date" shall be the earlier to occur of
(a) the fifth anniversary of the closing of the IPO, (b) the closing of a Merger/Sale (as defined below) and (c) the exercise of the Series D Warrant; provided however, that the Company shall provide written notice to the Registered Holder of a pending Merger/Sale not less than twenty (20) days, nor more than ninety (90) days, prior to the proposed closing of such Merger/Sale. "Merger/Sale" shall mean the consummation of (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Company; provided, that the holders of record of the Company's outstanding shares immediately before such reorganization, merger or consolidation do not, immediately after such reorganization, merger or consolidation, hold (by virtue of securities issued as consideration in such transaction or otherwise) a majority of the voting power of the surviving company of such reorganization, merger or consolidation; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. For the avoidance of doubt, the exercisability of the Series D Warrant and this Warrant shall be mutually exclusive.

     1.   Exercise.

          (a) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) Cashless Exercise.

               (i) The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

X = Y(A-B)
    ------
      A

     Where: X = the number of Warrant Shares that shall be issued to the
                Registered Holder;

LONDON 181981v4

            Y = the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

            A = the Fair Market Value (as defined below) of one share of Common
                Stock; and

            B = the Purchase Price then in effect.

               (ii) The Fair Market Value per share of Common Stock shall be determined as follows:

                    (1) If the Common Stock is listed on a national securities exchange or an internationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the closing sale prices per share of Common Stock thereon on the ten
(10) trading days (or all such trading days such Common Stock has been traded if fewer than ten (10) trading days) immediately preceding the Exercise Date.

                    (2) If the Common Stock is not listed on a national securities exchange or an internationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the price per share which the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the Registered Holder. If the Company and the Registered Holder cannot agree on such value, the fair market value shall be determined by a reputable independent appraiser selected by the Company with the consent of the Registered Holder (which consent shall not be unreasonably withheld) (the "Appraiser"), whose fees and expenses shall be borne equally by the Company and the Registered Holder.

          (c) Automatic Exercise. Notwithstanding the provisions of Section 1(a) and (b), this Warrant shall automatically be deemed to undergo a cashless exercise, without any further action on behalf of the Registered Holder immediately prior to the liquidation, dissolution or winding up of the Company.

          (d) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a), 1(b) or 1(c) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (e) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the

LONDON 181981v4

Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(b), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

     2.   Adjustments.

          (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. The aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance

LONDON 181981v4
or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

          (e) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)) (collectively, a "Reorganization"), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

LONDON 181981v4

          (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b)(ii) above.

     4. Investment Representations. The initial Registered Holder represents and warrants to the Company as follows:

          (a) Investment. It is acquiring the Warrant, and (if and when it exercises this Warrant) it will acquire the Warrant Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          (b) Accredited Investor. The Registered Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act").

          (c) Experience. The Registered Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company.

     5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Registered Holder that:

          (a) This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies;

          (b) The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued or converted in accordance with the terms hereof, will be

LONDON 181981v4
validly issued, fully paid and nonassessable, free of any liens, charges, pre-emptive rights, rights of first refusal and any other third party right with respect to the issue thereof;

          (c) The execution and delivery of this Warrant, the issuance of this Warrant, the issuance of the Common Stock upon exercise or conversion of this Warrant in accordance with the terms hereof and the compliance by the Company with the provisions hereof (i) do not and will not conflict with the Certificate or the Company's By-laws, (ii) to its knowledge, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and, to its knowledge, will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, other than applicable federal and state securities law filings, which the Company shall complete within the applicable periods of time.

          (d) The Company received all consents and/or approvals of any third party required in respect of the issuance of the Warrant Shares pursuant to any applicable laws and/or regulation and/or agreement and/or other instrument to which the Company is party and/or by which it is bound.

     6.   Transfers, etc.

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 6, or (ii) a transfer made in accordance with Rule 144 under the Act. Without limiting the generality of the foregoing, the rights of the Registered Holder under this Warrant may be assigned in whole or in part to Deutsche Trustee Company Limited, Deutsche Bank AG London and to any third party who controls, is controlled by or is under common control with the Registered Holder and to European Venture Partners II Leveraged Venture Leasing Company Limited.

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under

LONDON 181981v4
               such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

          (c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

          (d) Subject to the provisions of Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

     7. No Impairment. The Company will not, by amendment of its charter or by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

     8. Notices of Record Date, etc. In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable

LONDON 181981v4
upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall be sent at lease twenty (20) days prior to the record date or effective date for the event specified in such notice.

     9. Reservation of Stock. All Warrant Shares that may be issued upon the valid exercise of this Warrant (including payment of the Purchase Price), shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from any liens, encumbrances or third party rights. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant. Upon issuance of the Warrant Shares upon exercise of this Warrant, the rights of the Warrant Shares will be as set forth in the Company's Certificate of Incorporation, as amended to such date.

     10. Exchange or Replacement of Warrants.

          (a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 6 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

          (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11. Lock-up Agreement. As a condition to the issuance of this Warrant, the Registered Holder (a) shall execute and deliver to the Company and the underwriters named therein the lock-up agreement attached hereto as Exhibit III, and (b) additionally agrees that it shall enter into any other or additional form of lock up agreement with any other underwriter engaged by the Company in connection with the IPO, providing that the Registered Holder shall not sell any shares of capital stock of the Company without the consent of such underwriters for a period of not more than 180 days following the effective date of the registration statement relating to such offering, provided that all officers and directors of the Company and all two percent (2%) stockholders enter into substantially the same agreement.

     12. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to (i) its registered office set forth in the first paragraph of this Warrant and (ii)

LONDON 181981v4

Cardinal House, 39-40 Albermarle Street, London, England W1S 4TE, Attn: Maurizio Petitbon, with a copy, which shall not constitute notice, to Sonnenschein Nath and Rosenthal LLP, 1221 Avenue of the Americas, New York, New York, 10020, Attn:
Denise Tormey, Esq. or to such other address furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

     13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company, except as set forth herein.

     14. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     15. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     16. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     17. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT.

     18. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19. Facsimile Signatures. This Warrant may be executed by facsimile signature.

LONDON 181981v4

     IN WITNESS WHEREOF, the undersigned parties have executed this Warrant as of August ___, 2006.

                                        BIOVEX GROUP, INC.


                                        By:
                                            ------------------------------------
                                            Philip Astley-Sparke
                                            President and Chief Financial
                                            Officer


                                        EUROPEAN VENTURE PARTNERS II
                                        ANNEX LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

LONDON 181981v4

                                                                       EXHIBIT I

                                  PURCHASE FORM

To: ________________                                          Dated: ___________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

     ____ shares of the Common Stock of BioVex Group, Inc. covered by such Warrant; or

     the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

          $______ in lawful money of the United States; and/or

          the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation) ; and/or the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

     Please issue a certificate or certificates representing said shares in the name of the undersigned as specified below:

     -------------------------------


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

LONDON 181981v4

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of BioVex Group, Inc. covered thereby set forth below, unto:

Name of Assignee   Address   No. of Shares
----------------   -------   -------------



Dated:                                  Signature:
       -----------------------                     -----------------------------

LONDON 181981v4

                                                                       EXHIBIT I

                            FORM OF LOCK-UP AGREEMENT

LONDON 181981v4